UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  04/15/2005

R. R. DONNELLEY & SONS COMPANY
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-4694

DE	361004130
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

77 W. Wacker Dr., Chicago, IL 60601
(Address of Principal Executive Offices, Including Zip Code)

3123268000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

On April 18, 2005, R.R. Donnelley & Sons Company issued a press release announcing that it had signed a definitive agreement to acquire The Astron Group. A copy of that press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference.

The information shall not be deemed "filed" for the purposes of Section 18 of the Securitites Exchange Act of 1934, as amended (the "Exchange Act") or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.

Item 9.01.    Financial Statements and Exhibits

99.1    Press Release issued by R.R. Donnelley & Sons Company on April 18, 2005 announcing that it had signed a definitive agreement to acquire The Astron Group.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: April 18, 2005.	By:	/s/ Suzanne S. Bettman
Suzanne S. Bettman
Senior Vice President, General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release